Exhibit 10.2

THIS GUARANTY, THE INDEBTEDNESS (AS HEREINAFTER DEFINED) GUARANTEED HEREUNDER, ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY LIENS SECURING SUCH INDEBTEDNESS OR OBLIGATIONS ARE SUBJECT TO THE SUBORDINATION AGREEMENT (AS DEFINED BELOW).

THIRD LIEN CONTINUING GUARANTY
NOVEMBER 16, 2015

TO:    SG VTB HOLDINGS, LLC

1.    GUARANTY; DEFINITIONS. In consideration of any credit extended to Borrower by Lender under the Note referred to below, and for other valuable consideration, the undersigned VTB HOLDINGS, INC., a Delaware corporation (“VTB Holdings”) and VOYETRA TURTLE BEACH, INC., a Delaware corporation (“VTB;” collectively, with VTB Holdings, jointly and severally, the "Guarantors" and each a “Guarantor”), jointly and severally unconditionally guarantee and promise to pay to SG VTB HOLDINGS, LLC, a Delaware limited liability company (“Lender”), on demand in lawful money of the United States of America and in immediately available funds, any and all obligations of TURTLE BEACH CORPORATION, a Nevada corporation (“Borrower”) to Lender under the Subordinated Promissory Note, dated November 16, 2015 (the “Note”) from Borrower to the Lender, including all principal and interest thereon (such obligations under the Note, the “Indebtedness”). This Third Lien Continuing Guaranty (this “Guaranty”) is a guaranty of payment and not collection.

2.    SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES. This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all present and future Indebtedness of Borrower to Lender under the Note, including that arising under any successive transactions which shall either continue, increase or decrease it, and notwithstanding the dissolution, liquidation or bankruptcy (as applicable) of the Borrower or any Guarantor or any other event or proceeding affecting the Borrower or any Guarantor. Any such notice must be sent to Lender by registered U.S. mail, postage prepaid, addressed to its office as set forth in the Note, or at such other address as Lender shall from time to time designate. The obligations of each Guarantor hereunder shall be in addition to any obligations of any such Guarantor under any other guaranties of any liabilities or obligations of the Borrower or any other persons heretofore or hereafter given to Lender unless said other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly herein provided, affect or invalidate any such other guaranties.

3.    OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations of each Guarantor hereunder are joint and several and independent of the obligations of the Borrower or any other Guarantor, and a separate action or actions may be brought and prosecuted against each Guarantor whether action is brought against the Borrower, any other Guarantor or any other person, or whether the Borrower, any other Guarantor or any other person is joined in any such action or actions. Each Guarantor acknowledges that this Guaranty is absolute and unconditional, there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty is in full force and effect and is binding on such Guarantor as of the date written below, regardless of whether Lender obtains collateral or any guaranties from others or takes any other action contemplated by such Guarantor or with respect to any other Guarantor. Each Guarantor waives the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and each such Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to such Guarantor's liability hereunder. The liability of each Guarantor hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must otherwise be restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Lender in its sole discretion; provided however, that if Lender chooses to contest any such matter at the request of any Guarantor, each Guarantor agrees to indemnify and hold Lender harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Lender in connection therewith, including without limitation, in any litigation with respect thereto.

4.    AUTHORIZATIONS TO LENDER. Each Guarantor authorizes Lender either before or after revocation hereof, without notice to or demand on such Guarantor, and without affecting such Guarantor's liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Lender in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness (including any other Guarantor hereunder), or any portion thereof, or any other party thereto; and (e) apply payments received by Lender from the Borrower to any Indebtedness of the Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not such Indebtedness is covered by this Guaranty, and each Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Lender may without notice assign this Guaranty in whole or in part. Upon Lender's request, each Guarantor agrees to provide to Lender copies of such Guarantor's financial statements and, in any case, shall cooperate with Borrower in providing any financial information related to such Guarantor as may be required pursuant to the terms of any loan, credit or other agreement by and between Borrower and Lender.

5.    REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to Lender that: (a) this Guaranty is executed at Borrower's request; (b) [RESERVED]; (c) Lender has made no representation to such Guarantor as to the creditworthiness of the Borrower; and (d) such Guarantor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower’s financial condition. Each Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Guarantor's risks hereunder, and each Guarantor further agrees that Lender shall have no obligation to disclose to any Guarantor any information or material about any of the Borrower which is acquired by Lender in any manner.

6.    GUARANTORS’ WAIVERS.

(a)    Each Guarantor waives any right to require Lender to: (i) proceed against the Borrower or any other person; (ii) marshal assets or proceed against or exhaust any security held from the Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from the Borrower or any other person; (iv) take any other action or pursue any other remedy in Lender's power; or (v) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Lender as security for or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness.

(b)    Each Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of the Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of the Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower or any defect in the formation of the Borrower; (iv) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by, Lender or any Guarantor; (v) any act or omission by Lender which directly or indirectly results in or aids the discharge of the Borrower or any portion of the Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Lender against the Borrower; (vi) any impairment of the value of any interest in any security for the Indebtedness or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; or (viii) any requirement that Lender give any notice of acceptance of this Guaranty. Until all Indebtedness shall have been paid in full, Guarantors shall have no right of subrogation, and each Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Lender. Each Guarantor further waives all rights and defenses any such Guarantor may have arising out of (A) any election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys such Guarantor's rights of subrogation or such Guarantor's rights to proceed against the Borrower for reimbursement, or (B) any loss of rights such Guarantor may suffer by reason of any rights, powers or remedies of the Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower's Indebtedness, whether by operation of law, or otherwise, including any rights such Guarantor may have to a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Indebtedness.

7.    TERMINATION. This Guaranty, and the guarantees granted hereby, will terminate upon the earlier to occur of (i) the payment in full of the Indebtedness and (ii) the release of the guarantee of the Guarantors by any Senior Agent (as such term is defined in the Subordination Agreement).

8.    SUBORDINATION. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of Borrower to Lender. Such indebtedness, if Lender requests, shall be collected and received by such Guarantor as trustee for Lender and paid over to Lender on account of the Indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

9.    REMEDIES; NO WAIVER. All rights, powers and remedies of Lender hereunder are cumulative. No delay, failure or discontinuance of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Lender of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

10.    COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantors shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by Lender in connection with the enforcement of any of Lender's rights, powers or remedies and/or the collection of any amounts which become due to Lender under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to any Guarantor or any other person or entity. All of the foregoing shall be paid by Guarantors with interest from the date of demand until paid in full at a rate of interest as set forth in the Note.

11.    SUCCESSORS; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties thereto; provided however, that no Guarantor may assign or transfer any of its interests or rights hereunder without Lender's prior written consent. Each Guarantor acknowledges that Lender has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of

Borrower to Lender and any obligations with respect thereto, including this Guaranty. In connection therewith, Lender may disclose all documents and information which Lender now has or hereafter acquires relating to any Guarantor and/or this Guaranty, whether furnished by Borrower, any Guarantor or otherwise. Each Guarantor further agrees that Lender may disclose such documents and information to Borrower.

12.    AMENDMENT. This Guaranty may be amended or modified only in writing signed by Lender and the Guarantor(s) against which it is being enforced.

13.    JOINT AND SEVERAL OBLIGATIONS; PURSUIT OF REMEDIES. The term “Guarantors,” as used herein, shall refer to each Guarantor jointly and severally, and, notwithstanding anything implied or contained herein, all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every undersigned Guarantor, jointly and severally. Lender may pursue its rights and remedies hereunder or under the Security Agreement with respect to any Guarantor hereunder without being required to pursue any other Guarantor hereunder.

14.    UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS. Each Guarantor warrants and agrees that each of the waivers set forth herein is made with such Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

15.    GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

16.    SUBORDINATION AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EACH GUARANTOR AGREES THAT THIS GUARANTY, AND EACH AND EVERY TERM HEREOF, THE LIENS AND SECURITY INTEREST SECURING THE OBLIGATIONS HEREUNDER (INCLUDING THE LIENS IN FAVOR OF LENDER) AND THE RIGHTS AND OBLIGATIONS OF ALL PARTIES HEREUNDER, AND EVIDENCED HEREBY, ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN SUBORDINATION AGREEMENT, DATED NOVEMBER 16, 2015, BY AND AMONG THE BORROWER, TURTLE BEACH EUROPE LIMITED, A COMPANY LIMITED BY SHARES AND INCORPORATED IN ENGLAND AND WALES WITH COMPANY NUMBER 03819186, EACH GUARANTOR, THE LENDER, BANK OF AMERICA, N.A. AND CRYSTAL FINANCIAL LLC (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED, OTHERWISE IN EFFECT FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”) AND ARE SUBORDINATE TO THE SENIOR DEBT (AS SUCH TERM IS DEFINED IN THE SUBORDINATION AGREEMENT) AND THE LIENS SECURING THE SENIOR DEBT PURSUANT TO THE SUBORDINATION AGREEMENT. EACH GUARANTOR AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS GUARANTY OR ANY DOCUMENT ENTER INTO IN CONNECTION HEREWITH AND THE TERMS OF THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL AND GOVERN.

17.    WAIVER OF JURY TRIAL. GUARANTORS AND LENDER WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTORS AND LENDER, AND EACH GUARANTOR AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. EACH OF THE GUARANTORS AND THE LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. EACH GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED

IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty, with the intention that it constitute an instrument under seal, as of the date first written above.

GUARANTORS:

VTB HOLDINGS, INC., a Delaware corporation

By: /s/ Juergen Stark
Title: Juergen Stark

VOYETRA TURTLE BEACH, INC., a Delaware corporation

By: /s/ Juergen Stark
Title: Juergen Stark